Exhibit 99.2

Transformative Acquisition of Trina Solar’s U.S. Photovoltaic Module Manufacturing Assets November 5, 2024

IMPORTANT NOTICES

Forward Looking Statements

All statements, other than statements of present or historical fact included in this presentation, including, without limitation, FREYR Battery, Inc.'s, a Delaware corporation, ("FREYR") ability to establish a commercial presence in the U.S. solar market; the potential benefits of FREYR's strategic acquisition of Trina Solar US Holding Inc., a Delaware corporation ("Trina"); the expected timeline to closing the transaction; FREYR's ability to secure financing options for the solar cell manufacturing facility; the projected start of module production in Q4 2024; the construction of a solar cell manufacturing facility targeting start of production in H2 2026; the integration of U.S. solar module and solar cell capacity; FREYR's ability to become a top 5 U.S. solar module producer; any resulting U.S. government incentives for clean energy technology manufacturing and development; the establishment of a domestic manufacturing footprint for FREYR's integrated clean energy solution business; the creation of 1,500 local jobs; the integration of U.S. solar and battery energy storage system manufacturing; the monetization of FREYR's legacy assets; any competitive advantages of integration; any potential benefits of the U.S. Inflation Reduction Act; the technological advantage of Trina's modules; and the ability to replicate global supply chains in the U.S. are forward-looking statements

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement or could otherwise cause the transaction to fail to close; (2) the outcome of any legal proceedings that may be instituted against the Company following the announcement of the transaction; (3) the inability to complete the transaction, including due to failure to satisfy conditions to closing of the transaction; (4) any failure to obtain lender's consent with respect to project finance prior to closing; (5) any material liabilities identified post-signing that may lead to the termination of the transaction agreement; (6) the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; (7) the ability to recognize the anticipated benefits of the transaction; (8) costs related to the transaction; (9) changes in applicable laws or regulations; (10) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (11) any material modifications or repeal of the U.S. Inflation Reduction Act ("IRA"); (12) any enacted legislation that could limit the ability of companies with a certain percentage of Chinese ownership to receive tax credits under IRA; (13) any potential risk that the Chinese equity ownership in the Company may impact FREYR's ability to develop a solar cell facility in the U.S.; (14) any increases to commodity pricing or US tariff and countervailing duty levels; and (15) potential operational risks associated with commissioning and ramp-up of production. The Company cautions that the foregoing list of factors is not exclusive. Most of these factors are outside FREYR's control and are difficult to predict. Additional information about factors that could materially affect FREYR is set forth under the "Risk Factors" section in (i) FREYR's post-effective amendment no. 1 to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the "SEC") on January 4, 2024, (ii) FREYR's Registration Statement on Form S-4 filed with the SEC on September 8, 2023 and subsequent amendments thereto filed on October 13, 2023, October 19, 2023 and October 31, 2023, and (iii) FREYR's annual report on Form 10-K filed with the SEC on February 29, 2024, and FREYR's quarterly reports on Form 10-Q filed with the SEC on May 8 and August 9, 2024, and available on the SEC's website at www.sec.gov. Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements.

FREYR intends to use its website as a channel of distribution to disclose information which may be of interest or material to investors and to communicate with investors and the public. Such disclosures will be included on FREYR's website in the 'Investor Relations' sections. FREYR also intends to use certain social media channels, including, but not limited to, Twitter and LinkedIn, as means of communicating with the public and investors about FREYR, its progress, products and other matters. While not all the information that FREYR posts to its digital platforms may be deemed to be of a material nature, some information may be. As a result, FREYR encourages investors and others interested to review the information that it posts and to monitor such portions of FREYR's website and social media channels on a regular basis, in addition to following FREYR's press releases, SEC filings, and public conference calls and webcasts. The contents of FREYR's website and other social media channels shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

FREYR

2

3 FREYR’s New Executive Leadership Team • 30 years of experience as an institutional investor, equity research analyst, and energy company executive and board director • Founder and CEO of Alussa Energy, which led the 2021 business combination with FREYR • Chairman of FREYR’s Board of Directors, former Chair of Audit and Risk Committee; member of Nominating and Governance Committee Daniel Barcelo Chairman of the Board and Chief Executive Officer FREYR founding investor Evan Calio Chief Financial Officer • 30+ years of Wall St. and energy industry experience • Previously served as head of BTIG’s energy transition investment banking group • Prior experience as top ranked equity research analyst at Morgan Stanley and attorney for the U.S. Securities and Exchange Commission Mingxing Lin Chief Strategy Officer Dave Gustafson Chief Operating Officer • Extensive heavy industrial manufacturing leadership and engineering experience in solar industry • Currently overseeing solar giga scale factory projects as Co - General Manager, Trina U.S. Manufacturing • Served in U.S. Navy Civil Engineering Corps as Company Commander for Navy Mobile Construction Batallion 74 The right team to build a U.S. solar + storage leader • Chairman and new CEO Daniel Barcelo made the initial introduction to the Trina U.S. team in January 2024 and led the execution of the transaction • CFO Evan Calio architected the structure of the transaction to maximize value for all stakeholders • Mingxing Lin from Trina Solar to join as FREYR’s Chief Strategy Officer as of the transaction • Dave Gustafson appointed FREYR’s Chief Operating Officer as of the transaction • Dr. Andreas Bentzen, FREYR’s Chief Technology Officer, and Einar Kilde, FREYR’s EVP, Project Development, bring decades of experience, operational, and technical expertise from the solar manufacturing industry The right transaction and partnership • Expected to rapidly establish FREYR’s commercial presence in the U.S. solar market with key Trina customers • The acquisition of Trina’s Wilmer, TX solar module facility is expected to bring top line visibility and contracted cash flows with 40% of volumes tied to committed offtakes • 15+ years of finance and multinational management experience • Currently serves as Head of the Overseas Finance Center at Trina Solar Group, Director of Trina Solar Energy Development Pte and Board member of PT Trina Mas Agra Indonesia • Proven track record in multinational project financing and building multicultural teams FREYR’s new executive team will be supported by a deep bench of subject matter experts: • Co - founder Tom Einar Jensen, CEO of FREYR Europe • Dr. Andreas Bentzen, Chief Technology Officer • Einar Kilde, EVP, Project Development • Peter del Vecchio, Interim Chief Legal Officer

Transformative Acquisition of U.S. Solar Assets

Transaction to usher in a U.S.-focused platform to industrialize clean energy solutions

FREYR is acquiring Trina's U.S. solar module manufacturing facility

- 5.0 GW solar module facility in Wilmer, TX
- First module production started on November 1, 2024
- Full availability to Trina's well established supply chain for module components
- Firm offtake secured for 1.5 GW of module production
- U.S. solar cell plant development targeting start of construction in 2025, positioned for domestic cell production to unlock significant additional contracted offtake
- U.S. polysilicon supply secured for cell production
- Establishes platform for FREYR's integrated U.S. solar + battery storage strategy

Strategic Rationale

- FREYR partnering with a Top 3 global solar manufacturer with technology, supply chain, operational execution and customer base advantages
- Projected to generate revenue and positive EBITDA in 2025
- Positions FREYR immediately as a potential Top 3 U.S. solar module producer
- Expected to unlock significant U.S. government incentives for clean energy technology manufacturing and development for FREYR and its future U.S. customer base
- Expected to establish a significant domestic manufacturing footprint for FREYR's integrated clean energy solution business

Trina Solar module plant, Wilmer, TX



Projected Year-End 2024 U.S. Solar Module Capacity



FREYR positioned as a Top 3 U.S. module manufacturer
US Module Capacity (GW)
10
8
6
4
2
0
Hanwha Q-Cells
First Solar
FREYR
Canadian Solar
LONGi&Invenergy
Solar4America
Silfab
JA Solar
Runergy
Imperial Star
SEG Solar
Meyer Burger
Heliene
Jinko
Elin
Hounen
Mission Solar
Others

Source: Rystad Energy, CEA.

FREYR

4

FREYR is Partnering with a Global Solar Leader 5 Trina is competitively differentiated by technology, supply chain and financial strength Asset Map Global #2 2023 solar module manufacturing capacity (97 GW) 2 Global #3 2023 solar cell manufacturing capacity (97 GW) 2 140+ GW Global solar modules shipped 25 World Records For photovoltaic cell efficiency and module output • Founded 1997 • Publicly traded on Shanghai Stock Exchange (SSE: 688599) • $7.7 billion market capitalization 1 • 23 corporate and regional offices • 13 global manufacturing facilities • 150+ regions/countries served • 23,000+ employees worldwide • 2,400+ patents filed 1 Estimated market capitalization as of November 1, 2024 1 Rystad Energy Acquisition

Trina Solar Transaction Overview

Trina Solar US Module Plant

Asset purchase	Trina Solar US Solar Module Plant
Expected close date	December 2024
Location	Wilmer, TX
Facility size (million sq ft)	1.35
Solar module production capacity (GW)	5.0
US job creation	1,500 professionals, high-tech direct hires
Start of production	November 1, 2024


Trinasolar


CONGRESSWOMAN JASMINE CROCKETT VISITS TRINA SOLAR US
WILMER, TX
TRINA SOLAR US WELCOMED REP. JASMINE CROCKETT (TX-30) TO ITS NEW 5GW PV MANUFACTURING FACILITY IN WILMER, TEXAS.

Transaction Consideration

Consideration to Trina Solar	($ millions)
Cash	$150
Assumed Trina project finance debt[1]	235
Trina note (seller financing)[2]	150
Trina debt, net of inventories	43
FREYR common equity (21%)[3,4]	43
Total consideration to Trina	**$621**

Transaction-Related Financing

- **Equity**: issuing Trina 15.4 million shares, representing 9.9% of shares outstanding, protected for dilution
- **Equity**: Issuing Trina $80 million convertible loan note, convertible into 30.4 million shares of FREYR common equity, representing 10% of shares outstanding after certain conditions are satisfied (CFIUS approval and shareholder approval for share issuance)
- **Equity**: FREYR is raising $14.8 million through a private placement of 14.0 million shares of FREYR common stock, subject to CFIUS approval
- **Preferred shares**: FREYR is raising $100 million through the issuance of preferred stock to Encompass Capital Advisors LLC in two $50 million tranches, convertible at $2.50/sh. The first tranche is issued at closing, and second tranche issuable, at FREYR's discretion, at U.S. Solar Cell facility financing

[1] FREYR to assume Trina's $235 million credit agreement for Wilmer Module Plant project financing

[2] FREYR note: 5-year amortizing, 1% interest

[3] Assumes $1.00/sh FREY share price

[4] FREYR will distribute equity to Trina in three tranches: (1) upon transaction closing, (2) upon CFIUS approval, subject to voluntary filing with CFIUS, and (3) upon FREYR shareholder approval; excludes an additional 1.5% distributed to Trina employees

[5] Earnings before interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP financial measure

FREYR

6

2025e: $100 $500 $600 $700 $800 Wilmer Annual Run-Rate: $200 $1,000 $1,200 $1,400 $1,600 Wilmer + U.S. Cell Annual Run-Rate: $675 $3,375 $4,050 $4,725 $5,400 EBITDA ($ millions) Assumed EV/EBITDA multiples 5.0x 6.0x 7.0x 8.0x Guidance and Implied Valuation Metrics 7 Guidance: Operations, Sales and EBITDA Valuation: Implied FREYR Enterprise Value ($ millions) Current FREYR share count: 140.5 million Pro forma FREYR share count for the Trina transaction: 200.4 million Transaction positioned to deliver significant potential earnings and valuation upside for FREYR Integrated Wilmer Module Plant Wilmer/U.S. Cell Plants 2025e Annual Run-Rate Annual Run-Rate Annual Module Production (GW) 3.4 5.0 5.0 Annual Cell Production (GW) --- --- 5.0 Sales channel: contracted/merchant (%) 45%/55% 30%/70% 40%/60% Projected module cost ($/W) $0.300 - $0.325 $0.275 - $0.300 $0.375 - $0.400 Estimated EBITDA ($ millions) $75 - $125 $175 - $225 $650 - $700

Timeline and Steps to Transaction Closing 8 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Operational Steps First Conversion Upon obtaining CFIUS approval (bringing total to 19.9% of FREYR shares pre - transaction) Transaction Announcement Closing ( 9.9% of FREYR shares post - money) Second Conversion Upon obtaining FREYR’s shareholder approval, Trina reaches an aggregate ownership of 21.4% post - transaction) 1 Nov 5, 2024 Transaction Steps U.S. Cell Plant Site Selection Start of Construction U.S. Module Plant SOP: Nov 1, 2024 Target Ramp to Full Capacity 1 FREYR will distribute equity to Trina in three tranches: (1) upon transaction closing, (2) upon CFIUS approval, subject to vo lu ntary filing with CFIUS, and (3) upon FREYR shareholder approval; excludes an additional 1.5% distributed to Trina employees

FREYR: Investing in American Clean Energy Manufacturing

Advanced solar module manufacturing in the U.S.

- 5.0 GW solar module facility started production on November 1, 2024
- Expected to create 1,500 local jobs
- Facility is fully capitalized and funded

Developing domestic upstream solar cell manufacturing

- Site selection of 5.0 GW solar cell manufacturing plant underway by FREYR
- Estimated $850 million of capital spending
- Expected to create additional ~1,800 local jobs
- Targeting start of U.S. cell production in 2H 2026
- Upstream vertical integration

Long-term plan to manufacture battery energy storage systems

- Solar + battery: positioned to address growing customer demand for turnkey storage solutions

FREYR is U.S. headquartered and NYSE listed

- FREYR redomiciled to the U.S. in early 2024
- NYSE listed since July 2021


Establishing a U.S. Manufacturing Footprint
Solar cell plant
(site TBD, USA)
Project site
Newnan, GA
Solar module plant
Wilmer, TX

9

Planning to establish a vertically integrated U.S. solar manufacturing presence to maximize IRA tax credits 10 • The IRA production tax credits for solar are intended to spur investment in a U.S. solar manufacturing base • FREYR’s strategy is to establish a vertically integrated U.S. solar module + cell manufacturing platform • Phase 1 of the plan is the acquisition of the Wilmer, TX solar module manufacturing facility • Phase 2 of the plan is to construct a U.S. solar cell production facility (site selection underway) • Both the module and cell plants are expected to be fully eligible for IRA production tax credits Solar IRA Incentives by Product Type ($/W) FREYR’s integrated U.S. solar module + cell expected to be an economic and competitive differentiator by maximizing IRA incentive capture for FREYR and customers Source: CEA. The U.S. IRA Provides Strong Policy Support $0.008 $0.052 $0.040 $0.070 $0.00 $0.05 $0.10 $0.15 $0.20 IRA Incentives Section 45X Production Tax Credits ($/W) Module Cell Wafer Polysilicon FREYR Eligibility

FREYR Investment Highlights 1. Complementary Solar + Battery Energy Storage Strategy 2. Significant U.S. Solar Manufacturing Footprint 3. Leveraging Trina’s Global Execution Excellence 4. The Trina Technology Advantage 5. U.S. Solar Cell Production: Driving Growth and Margin 11

1. Complementary Solar + Battery Energy Storage Strategy Pursuing a future integration strategy to fill a rapidly growing need for customers Long - term strategy to capture market opportunity • Solar + battery storage solutions are the fastest growing clean power generation applications • There is unmet customer demand in the U.S. market for utility scale solar + storage offerings Anticipated competitive advantages of integration • Providing a turnkey, integrated solar + battery storage solution is a differentiator with customers • Co - locating battery storage with solar enables more generation capacity to be installed per grid interconnection • Combined application of solar and battery storage mitigates intermittency, improves grid resilience, and enhances project value from peak shaving U.S. Solar Module vs. BESS Cell Demand 12 Cumulative 2024 U.S. Utility - Scale Electric Generating Capacity Additions (GW) Source: Rystad Energy, U.S. Energy Information Administration, Preliminary Monthly Electric Generator Inventory, December 2023 0 20 40 60 80 100 0 20 40 60 80 100 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 U.S. BESS cell demand (GWh) U.S. solar PV module demand (GW) U.S. Solar PV module demand (GWdc) US BESS cell demand outlook (GWh) Solar , 49 .0 GW Battery storage , 19.2 GW Wind , 9.6 … Nuclear , 2.2 GW Natural gas , 3 .0 GW 23% 11% 3% 4% 23% 59% 83 GW

2. Significant U.S. Solar Manufacturing Footprint


Trina Solar
US Solar Module Plant
Wilmer, TX
DFW
LNC
IAH
20
20
35
45
Port of Houston
Interstate Corridors
Cargo airports
Port

- Location: Wilmer, TX, ~17 miles south of Dallas, TX
- 1.35 million square feet, business-friendly Texas location
- 5.0 GW solar module manufacturing capacity
- 7 module assembly lines producing three types of modules for utility, commercial & industrial (C&I) and residential scale solar
- 1,500 full time employees, 80% skilled labor positions
- Attractive access to logistics: highways, ports, airports, railroads
- 30 MW power contract
- 185-month lease agreement for building, land and infrastructure

First assembly line started module production on November 1, 2024

The Solar Module Value Chain


Polysilicon
Ingot
Wafer
Cells
Module

Source: Solar Energy Industries Association

FREYR
Solar Market Entry
Wilmer Solar
Module Plant





FREYR

13

2. Significant U.S. Solar Manufacturing Footprint (continued) 14 Wilmer Ramp Up: Production Lines 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Nov-24 Jan-25 Mar-25 May-25 Jul-25 Sep-25 Nov-25 Module Line Nameplate Capacity (MW) Line 7 Line 6 Line 5 Line 4 Line 3 Line 2 Line 1 Wilmer nameplate capacity: 5.2 GW 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Nov-24 Jan-25 Mar-25 May-25 Jul-25 Sep-25 Nov-25 Module Type Nameplate Capacity (GW) TOPCon C&I/Residential TOPCon Utility PERC Utility Wilmer Ramp Up: Module Type Wilmer nameplate capacity: 5.2 GW • Seven production lines producing three types of modules • Line 1 start of production estimated in Nov 2024 • Expected 12 - month ramp up to full capacity by Nov 2025 • 5.2 GW expected nameplate manufacturing capacity • Initial planned production of PERC and TOPCon based modules • Production focused on primarily supplying utility - scale customers • Production weighted towards TOPCon N - type modules with expected phase - out of PERC P - type in future years Source: Internal estimates.

3. Leveraging Trina's Global Execution Excellence

Solar Module Value Chain


Polysilicon
Ingot
Wafer
Cells
Module

Global Market Share

China dominates global solar manufacturing[1]


Other 37%
China 63%
Other 5%
China 95%
Other 3%
China 97%
Other 21%
China 79%
Other 29%
China 71%

Trinasolar

Entrenched and experienced player across all elements of the value chain[2]

HSC
Hemlock Semiconductor
U.S. polysilicon supply contract secured

50+ GW
Global Silicon Wafer Production Capacity

75+ GW
Global Cell Production Capacity

95+ GW
Global Cell Production Capacity

FREYR

Leveraging established raw material and equipment supply chain from Trina

HSC
Hemlock Semiconductor
Contract transferred to FREYR, domestic U.S. poly content secured

Services agreement to be established between Trina and FREYR for solar cells and all other module equipment
- Leveraging existing supply chain
- Ensures cell supply for Wilmer module plant
- Ensures competitive component pricing leveraging Trina's economies of scale



- **Wilmer, TX Module Plant**
- **Operations/IP agreement between Trina and FREYR**

[1] Source: Bernreuter Research

[2] Production capacities based on Trina Solar estimates as of 2023

FREYR

15

4. The Trina Technology Advantage

Trina produces modules that perform at the leading edge

- Silicon-based PV technologies are the global industry standard
- Silicon-based PV technologies are cheaper and more efficient than alternatives without relying upon toxic elements
- Trina produces silicon-based TOPCon modules, which provide the highest power class/conversion efficiency in the market today (between 22.7%-23.2%)
- Trina's silicon-module efficiency of 23.2% is among the highest in the industry

PV Module Efficiency Comparison Among Top Global Competitors



Trinasolar
Module Efficiency (%)
24%
23%
22%
21%
20%
19%
18%
17%
Trina (TOPCon)
Company A
Company B
Company C
Company D
Company E
Company F
Company G

Trina's advantaged technology supports expected ability to secure additional offtake contracts and sell volumes at favorable prices

Note: TOPCon technology referenced for all companies above except PERC for Company F and Thin Film for Company G

Source: CEA

FREYR

16

5. U.S. Solar Cell Production: Driving Growth and Margin

Strategic Rationale

- Significant EBITDA accretion with upstream vertical integration into U.S. solar cell manufacturing to supply into Wilmer module production
- Establishes FREYR as one of the few U.S. integrated cell/module solar manufacturers
- Provides module customers with increased U.S. domestic content to qualify for meaningful Section 48 incentive bonuses

Target U.S. Cell Facility Development

Solar cell production capacity (GW)	5.0
Expected cell type	TOPCon, 210-N, N-type
Location	United States, TBD
Site selection	4Q 2024
Start of construction	2Q 2025
Start of production	2H 2026
Expected direct job creation	~1,800



Unlocking Accretive Economics to FREYR

- **Integrated module/cell estimated EBITDA (full year run rate): $650 million**
- Estimated capex: $850 million
- 45X Production Tax Credit (PTC), Solar Cells: $0.04/W , full FREYR capture
- Domestic cell content economics: Likely higher U.S. cell price acceptable for U.S. customers vs. Southeast Asia cell price
- Module pricing structure: Cost + Margin structure, likely premium margin acceptable for module with U.S. cell content

2025 strategic focus on advancing U.S. solar cell manufacturing

FREYR

17

FREYR Implementing Value Optimization in Europe Committed to generating value from monetization of strategic and non - core assets Strategy • FREYR’s Co - founder Tom Einar Jensen appointed CEO of FREYR Europe • Jensen will lead the value optimization and monetization of European portfolio FREYR’s Giga Arctic and Customer Qualification Plant in Norway • FREYR has continued to advance value optimization with leading strategic, industrial, and financial stakeholders based on less capital - intensive, value accretive business models • These include high value adjacencies to the battery value chain including digital battery platforms and data center opportunities for Giga Arctic balanced by Battery Energy Storage Solutions FREYR’s Cathode Active Material Project in Finland • LFP cathode manufacturing project in Finland based on a unique LFP technology platform with a deep sustainable basis benefitting from an EU grant of EUR 122 million 24M • FREYR has terminated the 24M license • FREYR has no additional financial obligations to 24M • FREYR no longer holds any equity ownership interest in 24M Customer Qualification Plant Giga Arctic 18